UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): May 1, 2006



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


    PENNSYLVANIA               2-88927                23-2249083
   ______________         __________         ____________
       (State or other            (Commission        (IRS Employer
          jurisdiction                 File Number)       Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania                18603
___________________________________               ________
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671


                                                        N/A
   ___________________________________________________________
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2006, First Keystone Corporation announced its earnings for the quarter ending March 31, 2006. The press release announcing first quarter 2006 earnings is filed as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable

     (b)   Not applicable

     (c)   The following exhibit is filed herewith:

Exhibit No.              Description

    99.1                    Press Release of First Keystone
                              Corporation dated April 28, 2006.



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


                                           Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)




By:         /s/ J. Gerald Bazewicz
              J. Gerald Bazewicz
              President and Chief Executive Officer

Date:     May 1, 2006



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EXHIBIT INDEX

                                                                            Page
Exhibit No.         Description                             No.
________          ___________                     _____

   99.1                  Press Release of First           5
                             Keystone Corporation
                             dated April 28, 2006


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